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                                                                   EXHIBIT 10.27

                             1999 COMPENSATION PLAN

Mark Battaglia                      Focus on worldwide new sales revenue growth,
                                    and worldwide Prentice Hall indirect sales.

Iran Durrell                        Focus on sales contribution growth and
                                    worldwide profitability of market research products

Edward Hamburg                      Focus on worldwide profitability and the
                                    effectiveness of the reporting and control systems.

Jack Noonan                         Focus on worldwide profitability and the
                                    effectiveness of the reporting and control systems.

Susan Phelan                        Focus on sales contribution growth and
                                    worldwide profitability of SPSS products and services.

Louise Rehling                      Focus on key product deliverables, quality
                                    improvement and worldwide profitability.


                                        1998                 1999
                                      ---------            ---------
Mark Battaglia
                    Base              $ 110,000            $ 127,000
                    Bonus               110,000              115,500
                                      ---------            ---------
                                      $ 220,000   7.3%     $ 242,500  10.2%


Ian Durrell
                    Base              $ 150,000            $ 150,000
                    Benefits             40,000              120,000
                    Commission          115,000              115,000
                                      ---------            ---------
                                      $ 305,000   3.4%     $ 385,000  26.2%


Edward Hamburg
                    Base              $ 156,000            $ 156,000
                    Bonus               110,000              123,500
                                      ---------            ---------
                                      $ 266,000   6.0%     $ 279,500   5.1%


Jack Noonan
                    Base              $ 242,500              256,500
                    Bonus               242,500              242,500
                                      ---------            ---------
                                      $ 485,000   6.6%     $ 499,000   2.9%


Susan Phelan
                    Base              $ 120,000              127,000
                    Commission          120,000              127,000
                                      ---------            ---------
                                      $ 240,000   9.1%     $ 254,000   5.8%


Louise Rehling
                    Base              $ 135,000              135,000
                    Bonus               105,000              117,000
                                      ---------            ---------
                                      $ 240,000   6.7%     $ 252,000   4.8%